Exhibit 99.1

Precipio Announces Q2-2026 Shareholder Update Call

Conference Call will be held on August 17th, 2026, at 5:00 PM EST

NEW HAVEN, CT, (July 31st, 2026) - Specialty cancer diagnostics company Precipio, Inc. (NASDAQ: PRPO), will be hosting its Q2-2026 shareholder update call on August 17th, 2026, at 5:00 PM ET. The call will include remarks on the company’s current core businesses, as well as a moderated live Q&A session at the end of the Company remarks.

“We are excited to share our upcoming results for Q2. The team continues to make solid progress in adding customers, expanding our pipeline, and growing the business, which will be reflected in our numbers”, said Ilan Danieli, CEO.

This call will incorporate a dedicated moderated live Q&A session into its quarterly update call. Management looks forward to addressing investor questions and providing additional insight into the Company’s performance, strategy, and growth initiatives.

Following Ilan Danieli’s remarks, the conference call moderator will invite listeners to log into the Q&A system, where they will need to identify themselves and the organization they represent (or individual investor). Participants who wish to ask a question during the live call should follow the operator’s instructions.

Listeners interested in submitting questions in advance can email their questions to investors@precipiodx.com, and management will do its best to address those questions during the call.

The conference call may be accessed by calling 646.307.1865. All callers should ask for the Precipio Inc. conference call.

A replay of the call will be available approximately 24 hours after the call and may be accessed via the Investors page on Precipio's website, https://www.precipiodx.com/investors/.

About Precipio

Precipio is a healthcare biotechnology company focused on cancer diagnostics. Our mission is to address the pervasive problem of cancer misdiagnoses by developing solutions in the form of diagnostic products and services. Our products and services deliver higher accuracy, improved laboratory workflow, and ultimately better patient outcomes, which reduce healthcare expenses. Precipio develops innovative technologies in our laboratory where we design, test, validate, and use these products clinically, improving diagnostic outcomes. Precipio then commercializes these technologies as proprietary products that serve the global laboratory community and further scales Precipio’s reach to eradicate misdiagnosis.

Availability of Other Information About Precipio

For more information, please visit the Precipio website at https://www.precipiodx.com/ or follow Precipio on X (formerly Twitter) (@PrecipioDx) and LinkedIn (Precipio) and on Facebook. Investors and others should note that we communicate with our investors and the public using our company website (https://www.precipiodx.com), including, but not limited to, company disclosures, investor presentations and FAQs, Securities and Exchange Commission filings, press releases, public conference call transcripts and webcast transcripts, as well as on X and LinkedIn. The information that we post on our website or on X or LinkedIn could be deemed to be material information. As a result, we encourage investors, the media and others interested to review the information that we post there on a regular basis. The contents of our website or social media shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the targets set herein and related timing. Except for historical information, statements about future volumes, sales, growth, costs, cost savings, margins, earnings, earnings per share, diluted earnings per share, cash flows, adjusted EBITDA, plans, objectives, expectations, growth or profitability and our potential to reach financial independence are forward-looking statements based on management’s estimates, beliefs, assumptions and projections. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic and financial performance, are intended to identify such forward-looking statements. These forward-looking statements are only predictions based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and our other reports filed with the U.S. Securities and Exchange Commission. Any such forward-looking statements represent management’s estimates as of the date of this press release only. While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Inquiries:

investors@precipiodx.com

+1-203-787-7888 Ext. 523